UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2017

Cole Office & Industrial REIT (CCIT III), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-209128 (1933 Act)	47-0983661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
As previously reported in a Current Report on Form 8-K filed on November 13, 2017, Cole Corporate Income Operating Partnership III, LP, the operating partnership of Cole Office & Industrial REIT (CCIT III), Inc. (the “Company”), through a wholly-owned subsidiary, acquired an approximately 170,000 square foot single-tenant manufacturing facility located in Columbus, Wisconsin (the “Wisconsin Property”) leased to Actuant Corporation, a Wisconsin corporation, and occupied by Enerpac, a wholly-owned subsidiary of Actuant Corporation, for a purchase price of $16.5 million, exclusive of closing costs. The purchase of the Wisconsin Property was initially funded with borrowings from a subordinate loan with an affiliate of the Company’s advisor (the “Subordinate Promissory Note”) and proceeds from the Company’s initial public offering of common stock.
On November 17, 2017, the Company borrowed $12.7 million under its existing secured credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders thereto, and repaid $13.8 million under the Subordinate Promissory Note with proceeds from the Company’s initial public offering of common stock and borrowings from the Credit Facility. See Note 6 — Credit Facility and Subordinate Promissory Note to the Company’s condensed consolidated financial statements in the Company’s Quarterly Report on Form 10-Q filed November 14, 2017 for further discussion and terms of the Credit Facility and Subordinate Promissory Note. As of November 17, 2017, $32.0 million was outstanding under the Credit Facility and $2.2 million was outstanding under the Subordinate Promissory Note. No financing coordination fees were paid to the Company’s advisor or its affiliates in connection with the borrowing on the Credit Facility.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2017	COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)